May 24, 2006


Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.  20549


Commissioners:


We have read the statements made by Networth Technologies, Inc., which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.02 of Form 8-K, as part of the Form 8-K/A report of Networth Technologies, Inc. dated March 22, 2006. We agree with the statements concerning our Firm in such Form 8-K/A.



Very truly yours,


/s/ Wheeler, Herman, Hopkins & Lagor, P.A.


WHEELER, HERMAN, HOPKINS & LAGOR, P.A.